                                                                   Exhibit 10.35

DRAWN BY AND MAIL TO:
Perry, Patrick, Farmer & Michaux, P.A.
P.O. Box 345566
Charlotte, NC 28235      (BDF)

STATE OF NORTH CAROLINA
                                                  DEED OF TRUST
                                             AND SECURITY AGREEMENT
COUNTY OF MECKLENBURG

                      COLLATERAL IS OR INCLUDES FIXTURES

     THIS DEED OF TRUST AND SECURITY AGREEMENT, made and entered into as of the 2nd day of November, 1992, by and among ROGERS-AMERICAN COMPANY, INC., a corporation organized and existing under the laws of the State of North Carolina, hereinafter referred to as "Mortgagor"; B.D. FARMER, III and J. CHRISTOPHER OATES, of Mecklenburg County, North Carolina, Trustees, hereinafter together referred to as "Trustee"; and REXHAM INDUSTRIES CORP., a corporation organized under the laws of the State of Delaware, hereinafter referred to as "Beneficiary";

                                  WITNESSETH:
                                  ----------

     THAT WHEREAS, Mortgagor is justly indebted to Beneficiary for balance purchase money for real estate in the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) lawful money of the United States of America, as evidenced by a certain Balance Purchase Money Promissory Note of even date herewith in the sum of Four Million and 00/100 Dollars ($4,000,000.00) payable to the order of Rexham Corporation (hereinafter referred to as the "Note"), which Note requires payment of monthly interest installments, with the entire indebtedness, if not sooner paid, being due and payable on December 31, 1997; and

     WHEREAS, Beneficiary, as a condition to making the loan evidenced by said Note, has required Mortgagor to secure the payment thereof by this conveyance;

     NOW, THEREFORE, in consideration of, and as security for, the aforesaid indebtedness owed by Mortgagor to Beneficiary, and in further consideration of the sum of One ($1.00) Dollar to Mortgagor paid by Trustee, the receipt of which is acknowledged, Mortgagor does hereby grant, bargain, sell, convey and confirm unto said Trustee, and unto their heirs, successors and assigns, the following described property, situated in Mecklenburg County, State of North Carolina, and more particularly described on Exhibit A attached hereto and by this reference
                               ---------
made a part hereof.

     TOGETHER with all buildings and improvements now or hereafter located on the aforesaid parcel of land (which buildings and improvements, together with the above described property, are together sometimes herein referred to as the "premises"); and

     TOGETHER with all and singular the tenements, hereditaments, easements and appurtenances thereunto belonging or in any wise appertaining, and the reversion or reversions, remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, claim and demand whatsoever of Mortgagor, in and to the same and of, in and to every part and parcel thereof; and

     TOGETHER with a security interest in the following personal property and fixtures (sometimes herein referred to as the "personalty") owned by Mortgagor, to wit:

     1. all machinery, apparatus, equipment, fittings and fixtures attached or to be attached to the premises (said premises and personalty being hereinafter together referred to as the "property" or the "properties"), and all similar articles of personal property of every kind and nature whatsoever actually owned by Mortgagor and now or hereafter incorporated in or otherwise attached to said property or any part thereof and used or usable in connection with any present or future operation of said property as an office building and related improvements, including, but without limiting the generality of the foregoing, all: furniture and furnishings; heating, air-conditioning and lighting equipment and installations; pipes; pumps; motors; conduits; plumbing, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus; boilers, furnaces, oil burners or units thereof; air-cooling apparatus; vacuum cleaning systems; shades; awnings; screens; storm doors and windows; attached cabinets; partitions; ducts and compressors; lawn mowers, spreaders, shovels, hoes and other gardening and landscaping maintenance equipment; vending and other coin-operated machines; custodial supplies and equipment; automotive equipment; office supplies; furnishings and furniture; and building materials and equipment now or hereafter delivered to the above described property and intended to be installed therein or thereon; and together with all additions thereto and replacements of all of the above, all of which shall be deemed to be fixtures and accessions to the properties (Mortgagor hereby agreeing with respect to such personalty and all additions thereto and replacements thereof to execute and deliver from time to time, and to pay the cost of preparation and recording such further instruments (including continuations of Financing Statements) as may be requested by Trustee or Beneficiary to confirm the conveyance, transfer and assignment of any of the foregoing;

     2. all leases, tenant contracts and rental agreements and other contracts, licenses and permits now or hereafter affecting or in any manner relating to the properties, or any part thereof, and all of Mortgagor's right and power to cancel, accept the surrender of or modify any of the terms of any lease demising space therein without Mortgagee's prior written consent;

     3. all rents, issues, and profits which shall hereafter become due or be paid for the use of the properties or any part thereof, including, without limitation, all rents, issues, and profits which shall hereinafter become due or be paid under the aforesaid leases, tenant contracts, rental agreements, licenses and permits (herein sometimes referred to as the "rents") or any thereof, reserving to Mortgagor a revocable license to collect the rents only so long as there is no Event of Default, as hereinafter defined, which shall have occurred and be continuing; and

     4. all monies and proceeds (herein sometimes referred to as the "proceeds") paid or payable to Mortgagor in connection with the disposition of the properties, or of any portion thereof, or paid or payable to Mortgagor as a result of, or in connection with, any written or oral agreement between Mortgagor and others or any agreement or arrangement made or entered into for the benefit of Mortgagor, reserving to Mortgagor a revocable license to collect the proceeds (other than the proceeds from the disposition of a portion of the properties) so long as there is no Event of Default, as hereinafter defined, which shall have occurred and be continuing.

     This deed of trust constitutes a security agreement under the Uniform Commerical Code and creates a security interest in the personalty, rents and proceeds in favor of Beneficiary, which security interest has been or will be perfected by the filing of required Financing Statements.

     TOGETHER with any and all awards or payments to which Mortgagor is or may be entitled, including interest thereon, and the right to receive the same, as a result of (1) any exercise of the right of eminent domain, (2) the alteration of the grade of any street, or (3) any other injury to, taking of, or decrease in the value of the properties to the extent of all amounts which may be secured by this Deed of Trust at the date of receipt of any such award or payment by Trustee or Mortgagor, and of the reasonable attorney's fees, costs and disbursements incurred by Trustee in connection with the collection of any such award or payment. Said awards or payments shall be first applied by Beneficiary to the payment or reimbursement of the aforesaid attorney's fees, costs and disbursements, then to the payment of accrued and unpaid interest and to the reduction of the principal indebtedness or to the cost of repair or reconstruction of the damage for which the award or payment is made, or to either or both of such items in such proportions and in such order as Beneficiary, in the exercise of its sole discretion, shall determine; provided, that Beneficiary, by acceptance of this Deed of Trust, agrees that if at the time of Beneficiary's receipt of any such award or payment (a) Mortgagor is current in the performance of all of its obligations under the Note, this Deed of Trust and the other documents evidencing and securing the loan secured hereby and (b) Mortgagor is able to establish to the reasonable satisfaction of Beneficiary that the award of payment received and to be received by Beneficiary (supplemented, if necessary by other funds deposited by Mortgagor with Beneficiary) are sufficient to pay in full the cost of restoration of the improvements to a serviceable condition, said Beneficiary will make available the award or payment paid and received as a result of the exercise of eminent domain for the purpose of paying the cost of restoration of the improvements, but the award or payment will be paid to Beneficiary (without interest accruing thereon while held by Beneficiary) and shall be disbursed by Beneficiary as work satisfactorily progresses and in accordance with Beneficiary's construction loan disbursement practices and procedures. Any funds in excess of the cost of restoration of the improvements may be applied by Beneficiary, at its election, to the unpaid principal balance of the Note. Notwithstanding these provisions to the contrary, if at the time of any exercise of eminent domain the cost of restoration of the improvements is less than $50,000.00, Beneficiary agrees to disburse the award of payment directly to Mortgagor provided that Mortgagor is current in the performance of all of its obligations under the Note, this Deed of Trust and the other loan documents evidencing or securing the loan secured hereby and Mortgagor agrees with Beneficiary in writing that all of said award or payment shall be utilized in the restoration of the improvements.

     TO HAVE AND TO HOLD said property unto Trustee, and unto their heirs, successors and assigns, with all rights, privileges and appurtenances thereunto belonging, forever, but upon the trust and for the uses and purposes hereinafter set out.

     And Mortgagor covenants to and with the said Trustee and with Beneficiary, its and their successors and assigns, that Mortgagor is seized of said property in fee; that Mortgagor has the right to convey the property in fee simple; that the property is free and clear of all liens and encumbrances; that it will warrant and defend the title to all said property from the claims of all persons whomsoever; and that it will execute such further assurances of title as may be reasonably required by Beneficiary.

     And Mortgagor covenants, warrants and agrees to and with the said Trustee and Beneficiary:

                    WITH RESPECT TO TAXES AND OTHER LIENS:

     (1) That not less than fifteen (15) days prior to any delinquency, Mortgagor will pay all taxes, charges and assessments of every kind and nature that may be levied or charged against the hereinabove described property, furnishing to Beneficiary proof of payment not more than fifteen (15) days after each such payment.

     (2) That in the event of the failure of Mortgagor to pay all taxes, charges and assessments as herein provided, Beneficicary shall have the right (but not the obligation) to pay said taxes, charges and assessments and all amounts so expended by Beneficiary shall be charged hereunder as principal money bearing interest at a rate of interest (hereinafter called the "default rate") equal to the Contract Rate as such term is defined in the Note plus three (3%) percent in addition to said Contract Rate. The sums advanced, if any, by Beneficiary, and interest thereon at the default rate, shall be due and payable immediately after payment thereof by Beneficiary, and all such advances, with the interest thereon, shall be deemed a portion of the principal indebtedness and shall be secured by this Deed of Trust; provided, always, that no advancements by Beneficiary of such taxes, charges or assessments shall be deemed a waiver by Beneficiary of any rights accruing to it because of non-payment thereof by Mortgagor or a waiver of Beneficiary's right to require all future payments thereon to be made by Mortgagor as herein provided.

               WITH RESPECT TO FEES, LICENSES AND OTHER CHARGES:

     That Mortgagor will pay all license and franchise fees, sewer and water rates and charges, and all other private and governmental assessments, levies and charges of any kind and nature whatsoever which are assessed, levied, confirmed or imposed or which become a lien upon the premises within fifteen
(15) days after receipt of notice of such levies or charges; provided, however, that in the event Mortgagor elects to contest any such assessments, levies or charges, including assessment of ad valorem taxes, Mortgagor may do so on the
                                 ----------
condition that it shall deposit with Beneficiary such funds, if any, as Beneficiary may reasonably require to insure the ultimate payment of such levies and charges, including costs, interest and penalties.

            WITH RESPECT TO A CONVEYANCE OR OTHER TRANSFER OF THE
                   PREMISES OR OF AN INTEREST IN MORTGAGOR:

     That if, without Beneficiary's prior written approval (which approval may be withheld for any reason satisfactory to Beneficiary), all or any portion of the premises, or any interest therein, shall be sold, transferred or conveyed by Mortgagor, such sale, transfer of conveyance shall constitute a default by Mortgagor in the performance of its obligations hereunder and under the other loan documents and upon the occurrence of any one or more of such events, Beneficiary may thereupon, or at any time thereafter, declare the entire principal and interest indebtedness hereby secured immediately due and payable. This privilege to accelerate the due date of the secured indebtedness upon the happening of such an event may be exercised by Beneficiary irrespective of (1) whether Beneficiary has accepted payment of one or more principal or interest payments subsequent to the sale, transfer or conveyance (2) whether the conveyance or transfer is accomplished with or without consideration, (3) the relationship of the parties to the conveyance or transfer or (4) whether on prior occasions Beneficiary has consented to a sale, transfer or conveyance of all of, or an interest in, said property or in Mortgagor, and the terms "sold", "transferred" and "conveyed" shall include the transfer of any interest in Mortgagor.

                     WITH RESPECT TO SECONDARY FINANCING:

     That if, without the prior written consent of Beneficiary, all or any portion of the premises, or any interest therein, shall be further encumbered by a deed of trust, mortgage or other conveyance in the nature of security for an indebtedness, such encumbrance shall constitute a default by Mortgagor in the performance of its obligations hereunder and under the other loan documents, and upon the occurrence of any one or more of such events, Beneficiary may thereupon, or at any time thereafter, declare the entire principal and interest indebtedness hereby secured immediately due and payable. This privilege to accelerate the due date of the secured indebtedness upon the happening of such an event may be exercised by Beneficiary irrespective of (1) whether Beneficiary has accepted payment of one or more principal or interest payments subsequent to the encumbrancing or (2) whether on prior occasions Beneficiary has consented to an encumbrancing of all of, or an interest in, said premises.

                  WITH RESPECT TO LIENS AGAINST THE PREMISES:

     That Mortgagor will insure that no liens (either superior or inferior to the lien of this Deed of Trust) are filed against the premises by reason of failure to pay timely for any services or materials supplied thereto, whether such services or materials are supplied to Mortgagor or to some person, firm or corporation in possession of all or a part of the demised premises through or under Mortgagor, and, within fifteen (15) days after the filing of any lien, or claim thereof, Mortgagor will cause the same to be discharged by deposit, bond, order of court or otherwise.

                WITH RESPECT TO WASTE, PROPERTY MAINTENANCE AND
                 HAZARDOUS MATERIALS LOCATED ON THE PREMISES:

     That Mortgagor will maintain the property in good condition and will not commit or permit any waste on the premises; and that said Mortgagor will obey and carry out all Federal, State, County, and municipal laws, regulations, rules and ordinances affecting the premises and will not use or permit the use of the premises in contravention of same.

     That Mortgagor hereby covenants, agrees, warrants and represents (which covenants, agreements, warranties and representations shall survive any foreclosure or deed in lieu of foreclosure of the premises and any satisfaction of the indebtedness secured hereby) that:

     (1) neither Mortgagor nor, to the best of Mortgagor's knowledge, any previous owner of the premises used, generated, stored or disposed of, on, under or about the premises in violation of any of the laws, ordinances, rules and regulations hereinafter set forth, and hazardous waste, toxic substances or related materials defined as "hazardous substances," "hazardous materials," or "toxic substances," or defined by similar name, in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.
                  ------
Sec. 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Sec.
           ------
6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. Sec. 2601 et seq.;
      ------                                                         ------
the Clean Air Act, 42 U.S.C. Sec. 7401 et seq.; the Clean Water Act, 33 U.S.C.
                                       ------
Sec. 1251 et seq.; or North Carolina provisions set forth in NCGS (S)(S)
          ------
130A-290 through 339 or Articles 21, 21A or 21B of Chapter 143 of the North Carolina General Statutes, all as amended from time to time, as well as any "PCBs" or "PCB items" (as defined in 40 C.F.R. (S) 761.3) and any "asbestos"
(as defined in 40 C.F.T. (S) 763.63) (such substances, materials, PCBs, PCB items and asbestos are hereinafter collectively referred to as "Hazardous Materials").

     (2) Mortgagor will not permit the storage of any Hazardous Materials in violation of any of the above set forth laws, ordinances, rules and regulations in, on and/or around the premises now or at any future time and will indemnify, Beneficiary and hold Beneficiary harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, costs, expenses and claims of any and every kind whatsoever (including attorney's fees and costs) paid, incurred or suffered by, or asserted against, Beneficiary, as a result of any claim, demand or judicial or administrative action by any person or entity (including governmental or private entities) for, with respect to, or as a direct or indirect result of, the presence on or under or the escape, seepage, leakage, spillage, discharge, emission, or release from the premises of any Hazardous Materials (including costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, any so-called state or local "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation order or decree regulating, relating to or imposing liability or standards on conduct concerning, any Hazardous Materials) in violation of any of the above set forth laws, ordinances, rules and regulations. Mortgagor agrees to immediately notify Beneficiary if Mortgagor becomes aware of any Hazardous Materials or other environmental problem or liability with respect to the premises or any lien, action or notice pertaining to the premises resulting from or received in connection with any violation of any federal, state or local law, statute, ordinance or regulation, rule, court or administrative order or decree, or private agreement.

     That Beneficiary, its employees and agents shall be permitted to visit the premises at any time and from time to time for the purpose of inspecting the premises and monitoring Mortgagor's compliance herewith (the cost of such inspection and monitoring to be borne by Mortgagor in the event such inspection and monitoring shall reveal that Mortgagor is in breach of its covenants, duties or obligations with respect to Hazardous Materials as set forth herein) and if at any time it is determined that there are any Hazardous Materials located on the premises, Mortgagor shall diligently commence to take such action, at its sole expense, to comply with all environmental requirements pertaining to such Hazardous Materials. The inaccuracy of any of Mortgagor's certifications contained herein or the failure of Mortgagor to comply with all environmental requirements of federal, state or local law, statute, ordinance or regulation, rule, court or adminitrative order or decree, or private agreement, shall constitute and be a default under this deed of trust and Beneficiary, in lieu of foreclosure, shall have the option to require specific performance of Mortgagor's obligations hereunder.

     That in the event of the failure of Mortgagor to comply with its obligations hereunder, Beneficiary shall have the further right (but not the obligation) to pursue any and all remedial action it deems necessary to comply with environmental requirements of federal, state or local law, statute, ordinance or regulation, rule, court or administrative order or decree, or private agreement. Advances, if any, by Beneficiary to cover the expense of such compliance, which shall include the costs of all inspections, tests and corrective action, shall be due and payable immediately after payment thereof by Beneficiary, and all such advances, with interest thereon, shall be deemed a portion of the principal indebtedness and shall be secured by this Deed of Trust; provided, always, that no advancements by Beneficiary of such expenses shall be deemed a waiver by Beneficiary of any rights accruing to it because of non-compliance of or non-payment thereof by Mortgagor or a waiver of Beneficiary's right to require all future compliance and payment with respect thereto to be made by Mortgagor as herein provided.

                       WITH RESPECT TO THE BANKRUPTCY OR
                        OTHER INSOLVENCY OF MORTGAGOR:

     That if any proceeding shall be instituted by or against Mortgagor, or against its general partner(s), the purpose or intent of which is to cause Mortgagor or any of its general partners to be declared a bankrupt, or other insolvent, and if such proceeding is not dismissed within ninety (90) days after the petition therefor is filed, or if Mortgagor or any of its general partners shall make an assignment for the benefit of its or their creditors or otherwise take or submit to any action indicating an inability on the part of any of them to meet its or their financial obligations as they accrue, then in any such event, Mortgagor shall be deemed to be in default in the performance of Mortgagor's obligations to Beneficiary hereunder and Beneficiary may thereupon immediately, and without the notice required in the event of other non-monetary defaults or any other notice whatsoever, declare the unpaid balance of the indebtedness hereby secured immediately due and payable.

               WITH RESPECT TO MORTGAGOR'S FINANCIAL STATEMENTS:

     That Mortgagor shall furnish Beneficiary annually, and not later than April 1 of each year with respect to the prior calender year a statement of Mortgagor's financial condition, including a balance sheet and income statement prepared in accordance with generally accepted accounting principles, certified by the principal financial officer of Mortgagor as true and correct.

                   WITH RESPECT TO BENEFICIARY'S APPOINTMENT
                                OF A RECEIVER:

     That upon default by Mortgagor, Beneficiary shall be entitled to the immediate appointment of a Receiver for the property, without notice to Mortgagor and regardless of whether the property is adequate security for the debt. Beneficiary or the Receiver appointed pursuant to the provisions of this paragraph shall enjoy all of the rights of Mortgagor with regard to any and all contracts between Mortgagor and others and shall have the right from time to time in its discretion to vary the terms of any such contracts, or to sue for the recovery of any sum or sums due, past due or to become due thereunder and any and all acts so done are hereby authorized, ratified and approved by Mortgagor.

                     WITH RESPECT TO THE FUTURE ENACTMENT
                OR ADOPTION OF UNFAVORABLE LAWS OR REGULATIONS:

     That in the event of the enactment of any law changing the laws now in force and providing for the taxation of deeds of trust, or of debts secured thereby, or the manner of collection of such taxes, or in the event of the enactment of any law or ordinance, the promulgation of any zoning or other governmental regulation, or the rendition of any judicial decree restricting or affecting the use of the property or rezoning the district wherein the same shall be situate, and if any of such events in Beneficiary's reasonable judgment shall materially and adversely affect the rights and security of Beneficiary, said Beneficiary may, upon not less than six months written notice to Mortgagor, require payment of the indebtedness secured hereby at such time as may be stipulated in such notice, and the whole of the indebtedness hereby secured, together with accrued interest, shall thereupon become due and payable at par.

                 WITH RESPECT TO THE USE AND OPERATION OF THE
                PREMISES AND PRESERVING BENEFICIARY'S SECURITY
                               INTEREST THEREIN:

     (1) That Mortgagor will comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental authorities.

     (2) That Mortgagor will at all times keep in full force and effect such Federal, State, municipal and other governmental approvals as may be necessary from time to time to comply with all governmental requirements relating to the premises or to Mortgagor's development, use and occupancy thereof, delivering to Beneficiary, within ten (10) days after its request therefor, all additional permits issued by a governmental authority with respect to the premises, and all communications in which Mortgagor is notified that additional permits or approvals will be required, and, upon Beneficiary's written request therefor, Mortgagor will furnish Beneficiary with sufficient proof of compliance with all requirements; provided, that Mortgagor shall be privileged to contest in good faith any and all such requirements and shall not be in default hereunder so long as Mortgagor's rights to develop, use and occupy the premises is not interrupted, the contest has not been abandoned by Mortgagor and neither the value of the property nor the quality of Beneficiary's lien thereon is or will be adversely affected, in Beneficiary's reasonable opinion.

     (3) That Mortgagor will pay promptly all costs, commissions and expenses, including reasonable attorney's fees, incurred in enforcing and carrying out the provisions of this Deed of Trust, or of the Note secured hereby, and will pay promptly any and all sums required to preserve the priority of the lien of this Deed of Trust.

     (4) That Mortgagor will pay all such costs and reasonable attorney's fees, immediately upon demand therefor, as may be incurred by Beneficiary or Trustee herein in the event it or they are named as parties defendant in any judicial proceedings by reason of said parties having an interest in the real estate described herein.

                         WITH RESPECT TO ACCEPTANCE BY
                      BENEFICIARY OF PARTIAL PERFORMANCE:

     That no acceptance or approval by Beneficiary of any payment or payments by Mortgagor, or by any third party for the account of Mortgagor, in amounts less than sufficient to satisfy in full all monetary obligations due by Mortgagor to Beneficiary (or to any third party for preservation of the security or of the lien hereof) as of the date of payment thereof shall be deemed to constitute satisfaction of such obligations, or any of them, or to cure any default occasioned by Mortgagor's failure to fully satisfy Mortgagor's said obligations or to constitute a waiver by Beneficiary of the default or of its right to accelerate the maturity date of the secured indebtedness and to avail itself of all remedies granted or reserved to Beneficiary in the event of such default; nor shall Beneficiary's failure to discover Mortgagor's non-performance or partial performance of non-monetary obligations, or to require performance or curative action in the event of such non-performance or partial performance, be deemed or construed to be an acceptance by Beneficiary of said non-performance or partial performance or be deemed to cure the default occasioned thereby or be held to constitute a waiver by Beneficiary of its right to accelerate the maturity date of the secured indebtedness on account of said non-performance or partial performance or on account of a subsequent default of the same or similar nature or to deprive Beneficiary of any remedy granted or reserved.

                          WITH RESPECT TO MAINTAINING
                               PROPER INSURANCE:

     Mortgagor will effect and keep in effect:

     (1) Fire and extended coverage insurance policies in a company or companies approved by Beneficiary in an amount not less than the greater of the unpaid principal balance of the Note or the full replacement value of the property, excluding foundation and excavation costs, and, in any event, in an amount sufficient to prevent the application of any coinsurance contributions for any loss. Such policies shall insure the property and tangible personalty against loss by fire, lighting, windstorm, hail, explosion, vandalism, theft, malicious mischief and such other casualties and hazards as are customarily covered by such policies.

     (2) Comprehensive public liability insurance naming Mortgagor and Beneficiary as insureds and insuring against any and all claims arising out of Mortgagor's ownership or use of the properties, which insurance shall be in amounts reasonably satisfactory to Beneficiary and in any event not less than $1,000,000.00 with respect to any single loss or damage.

     (3) Flood hazard insurance in an amount acceptable to Beneficiary in the event the properties are at any time deemed by proper authorities to be within a flood hazard district.

     All policies shall contain mortgagee clauses naming Beneficiary as first and primary payee in the event of loss or damage and shall provide that there may be no cancellation of any such policy by the insured or the insurer except after Beneficiary has been given ten (10) days written notice of a proposed cancellation. Mortgagor will deposit all policies with Beneficiary and promptly pay all premiums to become payable with respect thereto, in default of which Beneficiary may pay such premiums, with Beneficiary's advances, if any, to become a part of the principal indebtedness and to bear interest at the default rate of interest from the date of the advance to the date of repayment by Mortgagor. Upon each request of Beneficiary, Mortgagor will provide to said Beneficiary acceptable evidence that all premiums payable on any of the policies as of the date of the request have been fully paid.

     Any insurance funds received by Beneficiary in the event of loss or damage may be applied by Beneficiary, at its election, to the unpaid principal balance of the Note; provided, however, that Beneficiary, by acceptance of this Deed of Trust, agrees that if at the time of any loss or damage (a) Mortgagor is current in the performance of all of its obligations under the Note, this Deed of Trust and the other documents evidencing and securing the loan secured hereby and (b) Mortgagor is able to establish to the reasonable satisfaction of Beneficiary that the insurance proceeds received and to be received by Beneficiary (supplemented, if necessary by other funds deposited by Mortgagor with Beneficiary) are sufficient to pay in full the cost of repair and reconstruction, said Beneficiary will make available the insurance proceeds paid and received as a result of loss or damage for the purpose of paying the cost of repair or reconstruction of the damaged or destroyed improvements, but the insurance funds will be paid to Beneficiary (without interest accruing thereon while held by Beneficiary) and shall be disbursed by Beneficiary as work satisfactorily progresses and in accordance with Beneficiary's construction loan disbursement practices and procedures. Any insurance funds in excess of the cost of repair or reconstruction of the damaged or destroyed improvements may be applied by Beneficiary, at its election, to the unpaid principal balance of the Note. Notwithstanding these provisions to the contrary, if at the time of any loss or damage the cost of repairs or reconstruction to restore the improvements is less than $50,000.00, Beneficiary agrees to disburse insurance funds recovered for such loss or damage directly to Mortgagor provided that Mortgagor is current in the performance of all of its obligations under the Note, this Deed of Trust and the other loan documents evidencing or securing the loan secured hereby and Mortgagor agrees with Beneficiary in writing that all of said insurance funds shall be utilized in the repair of the improvements.

                     WITH RESPECT TO INVALIDITY OF CERTAIN
                             MORTGAGE PROVISIONS:

     That if any term, restriction or covenant of this Deed of Trust is deemed or held to be invalid or unenforceable, all other terms, restrictions and covenants and the application thereof to all persons and circumstances subject hereto shall remain unaffected to the extent permitted by law; and if any application of any term, restriction or covenant to any person or circumstance is deemed invalid or unenforceable, the application of such term, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.

              WITH RESPECT TO REPAYMENT OF THE INDEBTEDNESS HEREBY SECURED AND PERFORMANCE OF MORTGAGOR'S OTHER AGREE-
                      MENTS; WITH RESPECT TO FORECLOSURE:

     That Mortgagor shall promptly (and in any event within the times stipulated) perform and comply with each and every of Mortgagor's agreements and obligations as herein, in the Note and as in its other agreements with Beneficiary provided, and as imposed upon Mortgagor by law, and if default shall be made in the payment of the indebtedness evidenced by said Note, or of the interest on same, or of any of either, or in payment of any taxes, charges or assessments as hereinabove provided, or with reference to the keeping of said premises insured, with premiums paid, and in good order and condition, as herein provided, or if Mortgagor shall fail to perform any other term, condition or obligation of this Deed of Trust, of the Note hereby secured, or of any other agreement between Mortgagor and Beneficiary relating to the secured loan, or if Mortgagor, without the prior written approval of Beneficiary, shall sell, transfer or convey the security property or any part thereof or any interest therein (as such sale, transfer and conveyance are defined in this Deed of Trust), then in all or any of said events (each of which shall be deemed an Event of Default hereunder), the full principal sum, with all unpaid interest thereon, shall at the option of Beneficiary, its successors or assigns, become at once due and payable without further notice and irrespective of the date of maturity expressed herein or in the Note; and it shall then become lawful for Trustee and upon request of Beneficiary, its successors and assigns, it shall become their duty, and they are hereby authorized, empowered and directed to give such notice and to conduct such hearing as may be required by applicable law and thereafter to advertise for sale under this Deed of Trust the premises and personalty above described, by notice of such sale published at least once a week for two (2) consecutive weeks immediately preceding such sale in some newspaper published in Mecklenburg County and by like notice published at the courthouse door of Mecklenburg County for at least twenty (20) days immediately preceding such sale, and at the time and place in said County named, to sell the premises and personalty at public auction for cash to the highest bidder and on completion of such sale to make and deliver to the purchaser or purchasers a proper deed and bill of sale therefor in fee, and out of the proceeds of said sale to pay first, all costs and expenses incident to said sale, including two (2%) percent of the bid price in fees and commission to Trustee as compensation for making said sale; second, the unpaid principal and interest of the debt hereby secured and all amounts due Beneficiary because of taxes, charges and assessments paid; and third; the residue, if any, to those lawfully entitled thereto.

                  WITH RESPECT TO THE UNIFORM COMMERCIAL CODE

     That this deed of trust is a security agreement under the Uniform Commercial Code and Mortgagor hereby (1) grants to Beneficiary, its successors and assigns, a security interest in all collateral, (2) agrees that upon all requests therefor by Beneficiary Mortgagor will promptly furnish to Beneficiary itemized descriptions of personal property hereafter acquired by Mortgagor, will execute all supplementary security agreements and Financing Statements deemed necessary or desirable by Beneficiary to perfect its security interest in the collateral and will pay the cost of preparing and filing the supplementary documents and (3) agrees that the above-established method of realizing upon the collateral security through foreclosure, as outlined in the immediately preceding paragraph of this Deed of Trust, is commercially reasonable.

                WITH RESPECT TO FEES AND EXPENSES OF COLLECTION:

     That if the Note and this Deed of Trust are placed in the hands of Trustee for foreclosure, and if Mortgagor elects to satisfy the secured obligation in full prior to completion of the foreclosure proceeding, Trustee shall be entitled to reimbursement of all expenses incurred by them prior to receipt by Beneficiary of funds sufficient to satisfy the debt, and Mortgagor shall also pay at the time and as a condition of such satisfaction a Trustee's fee of one percent (1%) of the principal sum to be prepaid (but not less than One Thousand Five Hundred Dollars [$1,500.00]) if the foreclosure proceeding has not been commenced and two percent (2%) of said principal sum (but not less than Two Thousand Five Hundred Dollars [$2,500.00]) if the foreclosure proceeding has been commenced as of the date of satisfaction of the debt.

                   WITH RESPECT TO CANCELLATION OF THE LIEN
                             OF THIS DEED OF TRUST:

     That if Mortgagor, its successors or assigns, shall pay or cause to be paid to Beneficiary, its successors or assigns, the indebtedness evidenced by the aforesaid Note in accordance with the terms and conditions of same, and at the times and places therein mentioned for payment thereof, together with all interest thereon, and all taxes, charges and assessments and all other sums or advances hereby secured, as hereinbefore expressed and agreed to be done, then in that event, this Deed of Trust and the estates and liens hereby created and, conveyed and the Note hereby secured shall cease, determine and become void, the Financing Statements shall be terminated and this Deed of Trust shall be cancelled in the records of the Register of Deeds for Mecklenburg County, North Carolina, in either of the following ways, and none other: (1) by the Register of Deeds, his or her assistant or deputy, upon exhibition to him or her of this Deed of Trust and the Note hereby secured with endorsement of payment and satisfaction thereon by the owner and holder thereof, or (2) by joint entry of satisfaction upon the margin of the page whereon this Deed of Trust is recorded in the said Register of Deeds office by either Trustee herein (or by any one successor Trustee) and by Beneficiary, acting by and through one of Beneficiary's executive officers or a duly appointed attorney-in-fact. The mode of cancellation (2), above, shall not require exhibition of the Note secured hereby or of this Deed of Trust and may be accomplished before or after maturity of the debt hereby secured, but the signatures shall be witnessed by the Register of Deeds, or by his or her assistant or deputy, and thereafter the Trustee signing such marginal entry of satisfaction shall be absolved from any liabilities or obligations to any person, firm or corporation later producing the promissory note, irrespective of whether the same have been negotiated or otherwise transferred by Beneficiary and irrespective of whether same has, in fact, been satisfied.

              WITH RESPECT TO COMMUNICATIONS BETWEEN THE PARTIES:

     That when either Mortgagor or Beneficiary desires or is required to give a notice to the other, it shall be sufficient for all purposes if such notice is personally delivered or sent by registered or certified United States mail, postage prepaid, addressed to the intended recipient at the following addresses:

     Mortgagor:     Rogers-American Company, Inc.
                    7315 Pineville-Matthews Road
                    Charlotte, North Carolina 28226
                    Attn: _____________________

     Beneficiary:   Rexham Industries Corp.
                    201 Congress Street
                    Charlotte, North Carolina 28211
                    Attn: General Counsel

     The above addresses may be changed from time to time by written notice given in each instance by the party whose address is to be changed, but the foregoing address and any such change thereof shall be the address of said party for all purposes hereunder until a written notice of change is actually received by the other party.

     Any notice given in the manner specified herein shall be deemed to have been given on the day it is personally delivered or three business days after it is deposited in the United States mail, postage prepaid, whichever is earlier (except that, as aforesaid, notices of address change shall be effective only after actual receipt thereof by the other party).

                   WITH RESPECT TO SUBSTITUTION OF TRUSTEE:

     That should Beneficiary, or the successors or assigns of Beneficiary, for any reason desire to substitute the Trustee herein named, or either of them, (or substitute for any of their successors), then said Beneficiary, or the successors or assigns of Beneficiary, shall have the right to appoint successor Trustee(s) by instrument in writing, duly acknowledged so as to entitle the same to record in this State, and the individual or individuals or corporation(s) named as new Trustee, immediately upon recordation of the written substitution of trustee instrument in the Mecklenburg County Public Registry, shall become successor to the title to the said property, and said successor(s) shall become vested with the title in trust for the uses and purposes herein conferred on Trustee in the same manner and with the same effect as though said individual(s) or corporation(s) were named herein as Trustee.

     The terms "Beneficiary", "Trustee", and "Mortgagor" shall be construed to identify and include the herein named parties, their heirs, successors in interest and assigns, and where the foregoing text refers to "Beneficiary" or "Mortgagor" in the singular, imposing obligations or conferring rights or benefits, such obligations, rights, and benefits shall be deemed to be imposed or conferred upon all persons, firms, or corporations then included within said term of "Beneficiary" or "Mortgagor".

     IN WITNESS WHEREOF, the undersigned Rogers-American Company, Inc. has caused these presents to be duly executed under seal in its corporate name by its authority duly given, as of the day and year first above written.


                                   ROGERS-AMERICAN COMPANY, INC.

ATTEST:

___________________                By:_________________________________

________Secretary                        ___________ President

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     This ____________ day of ________________, 1992, personally came before me,
__________________________, who being by me duly sworn, says that he is ________
President of ROGERS-AMERICAN COMPANY, INC., and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation; that said writing was signed and sealed by him on behalf of said corporation by its authority duly given. And the said _____________ President acknowledged the said writing to be the act and deed of said corporation.

     WITNESS my hand and notarial seal, this the ____________ day of __________, 1992.

                                                  ______________________________
                                                          Notary Public


My commission expires:

_____________________
(NOTARIAL SEAL)

                                  EXHIBIT "A"

The real property being conveyed herein is more particularly described as lying and being situated in Pineville Township, Mecklenburg County, North Carolina.

BEGINNING at a point in the southern margin of the right-of-way of Matthews-Pineville Road, also known as N.C. Highway 51; which point is located N. 78-55-22 W. 400.00 feet from the intersection of the said southerly margin of Matthews-Pineville Road and the southwesterly line of the property of Ray E. Hollowell, Jr., being the common line of Ray E. Hollowell, Jr. and T. M. Shelton (now or formerly) which line is described in the deed to Ray E. Hollowell, Jr. from Albemarle Plaza Associates recorded in Book 4397, at Page 359 of the Mecklenburg County Public Registry; thence from said point or place of Beginning in a new line S. 24-00-00 W. 505.00 feet to a point, thence along an arc of a circular curve to the left having a radius of 65.00 feet, an arc distance of
110.00 feet to a point, which arc is subtended by a chord having a bearing of N. 88-59-04 W. a distance of 97.34 feet; thence along a new line N. 80-44-08 W.
459.80 feet to a point in the westerly margin of the right-of-way of Carmel Commons Boulevard; thence with the westerly margin of Carmel Commons Boulevard in a northerly direction in a circular curve to the right having a radius of
793.31 feet, a distance of 80 feet to a point, thence continuing with the margin of said right-of-way N. 12-15-00 E. 310.00 feet; thence continuing with said right-of-way N. 19-13-36 E. 80.71 feet to a point; thence with the arc of a circular curve to the right having a radius of 60 feet, a distance of 83.31 feet to a point in the southerly margin of the right-of-way of Matthews-Pineville Road; thence with the margin of said right-of-way in a westerly direction along a circular curve to the right having a radius of 3,176.51 feet a distance of
127.24 feet to a point; thence continuing with said right-of-way S. 78-55-22 E.
468.76 feet to the point or place of Beginning, which parcel contains 7.09 acres more or less as shown on a survey of R. B. Pharr dated June 2, 1981.

Together with a non-exclusive right-of-way and easement for the purpose of ingress, egress and regress by pedestrian and vehicular traffic to and from Carmel Commons Boulevard, as it now exits, from the southernmost point of such roadway as depicted in Map Book 19, Page 488 of the Mecklenburg County Register of Deeds, through and including the intersection of Carmel Commons Boulevard and Carmel Road (Extension). Construction of Carmel Commons Boulevard has been completed from Matthews-Pineville Road-N.C. #51 to Carmel Road (Extension), however, Grantor herein has not offered the portion of roadway covered by this Easement for dedication. Upon the filing of a recorded plat offering the balance of such roadway for dedication, and the acceptance of the full length of such roadway by the City of Charlotte for public maintenance, this Easement shall merge therein and terminate. Until such acceptance by the City of Charlotte, Grantor agrees to maintain said roadway in good condition. Grantor further agrees that said roadway will be dedicated to public use. The provisions of this paragraph shall run with the land.

Grantor reserves unto himself, his heirs and assigns an easement for the purpose of placing, maintaining, repairing and replacing a sign or other identifying device of size and design acceptable to Grantee, its successors and assigns, to identify the office park of which the above described property is a part, located within the above tract approximately at the point of intersection of forty feet from N.C. Highway 51 and twenty feet from Carmel Commons Boulevard, together with reasonable access thereto, provided that any sign placed thereon shall not violate any law, ordinance or regulation pertaining thereto, or any restrictive covenants affecting the property, and further provided Grantor shall repair and restore any damage to the above described property resulting from placing or maintaining a sign thereon or any other exercise of the rights under this easement. Grantor shall provide reasonable maintenance of the sign at his own expense. Such easement shall be for a period of twenty years, or until such lesser time as such location shall not be used for the stated purpose for the period of one year.